Exhibit 99.3

Designated Filer:	Warburg Pincus Private Equity X O&G, L.P.
Issuer & Ticker Symbol:	Laredo Petroleum, Inc. [LPI]
Date of Event Requiring Statement:	March 5, 2015

Joint Filers’ Signatures

WARBURG PINCUS PRIVATE EQUITY X O&G, L.P.

By:  Warburg Pincus X, L.P., its General Partner

By:  Warburg Pincus X GP L.P., its General Partner

By:  WPP GP LLC, its General Partner

By: Warburg Pincus Partners, L.P., its Managing Member

By: Warburg Pincus Partners GP LLC, its General Partner

By: Warburg Pincus & Co., its Managing Member

By:	/s/ Robert B. Knauss	Date:	March 6, 2015
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS X PARTNERS, L.P.

By:  Warburg Pincus X, L.P., its General Partner

By:  Warburg Pincus X GP L.P., its General Partner

By:  WPP GP LLC, its General Partner

By: Warburg Pincus Partners, L.P., its Managing Member

By: Warburg Pincus Partners GP LLC, its General Partner

By: Warburg Pincus & Co., its Managing Member

By:	/s/ Robert B. Knauss	Date:	March 6, 2015
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS X, L.P.

By:  Warburg Pincus X GP L.P., its General Partner

By:  WPP GP LLC, its General Partner

By:  Warburg Pincus Partners, L.P., its Managing Member

By:  Warburg Pincus Partners GP LLC, its General Partner

By:  Warburg Pincus & Co., its Managing Member

By:	/s/ Robert B. Knauss	Date:	March 6, 2015
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS X GP L.P.

By:  WPP GP LLC, its General Partner

By:  Warburg Pincus Partners, L.P., its Managing Member

By: Warburg Pincus Partners GP LLC, its General Partner

By: Warburg Pincus & Co., its Managing Member

By:	/s/ Robert B. Knauss	Date:	March 6, 2015
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS PRIVATE EQUITY IX, L.P.

By: Warburg Pincus IX GP L.P., its General Partner

By:  WPP GP LLC, its General Partner

By:  Warburg Pincus Partners, L.P., its Managing Member

By:  Warburg Pincus Partners GP LLC, its General Partner

By:  Warburg Pincus & Co., its Managing Member

By:	/s/ Robert B. Knauss	Date:	March 6, 2015
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS IX GP L.P.

By:  WPP GP LLC, its General Partner

By:  Warburg Pincus Partners, L.P., its Managing Member

By:  Warburg Pincus Partners GP LLC, its General Partner

By:  Warburg Pincus & Co., its Managing Member

By:	/s/ Robert B. Knauss	Date:	March 6, 2015
Name: Robert B. Knauss
Title: Partner

WPP GP LLC

By:  Warburg Pincus Partners, L.P., its Managing Member

By: Warburg Pincus Partners GP LLC, its General Partner

By: Warburg Pincus & Co., its Managing Member

By:	/s/ Robert B. Knauss	Date:	March 6, 2015
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS PARTNERS, L.P.

By:  Warburg Pincus Partners GP LLC, its General Partner

By: Warburg Pincus & Co., its Managing Member

By:	/s/ Robert B. Knauss	Date:	March 6, 2015
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS PARTNERS GP LLC

By:  Warburg Pincus & Co., its Managing Member

By:	/s/ Robert B. Knauss	Date:	March 6, 2015
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS & CO.

By:	/s/ Robert B. Knauss	Date:	March 6, 2015
Name: Robert B. Knauss
Title: Partner